UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2020

MELINTA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35405	45-4440364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 Whippany Rd, Ste 280, Morristown, NJ	07960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 617-1309

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock, $0.001 Par Value	MLNTQ	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03    Bankruptcy or Receivership.
As previously disclosed on December 27, 2019, Melinta Therapeutics, Inc. (the “Company”) and its debtor affiliates (together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Case”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) (Case No. 19-12748).
On March 31, 2020, the Debtors filed their proposed Modified Amended Joint Chapter 11 Plan of Reorganization (as amended, modified, or supplemented from time to time, the “Plan”). On April 11, 2020, following a hearing held on April 2, 2020, the Court entered an order confirming the Plan (the “Confirmation Order”). The Company currently expects that the Plan will become effective on or before the week of April 20, 2020.
The following is a summary of certain material terms of the Plan, as confirmed by the Confirmation Order. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Plan.

•
All existing equity interests in the Company (including the Company’s existing common stock and awards granted under the Company’s equity plans) will be canceled as of the effective date of the Plan, and holders of our common stock and other equity interests will not receive or retain any property on account thereof.

•	Holders of Allowed Class 3 Secured Prepetition Credit Agreement Claims (which are secured claims held by the Supporting Lenders) will receive 100% of the equity in the Reorganized Company.

•
Holders of Allowed Class 4 General Unsecured Claims (which are unsecured claims held by persons other than the Supporting Lenders) will receive any distributable cash from a GUC Trust to be established on the effective date of the Plan. The GUC Trust will receive the GUC Trust Causes of Action and a total of $4 million in funding from the Reorganized Company and Vatera to pursue the GUC Trust Causes of Action or distribute to the Holders of Allowed Class 4 General Unsecured Claims.

•
Subject to the terms and conditions of the Plan, The Medicines Company and Vatera will subordinate their claims to other Holders of Allowed General Unsecured Claims, and will not share in any distributions with respect to the first $4 million distributed from the GUC Trust. Subject to the terms and conditions of the Plan, the Supporting Lenders will waive any and all unsecured claims against the Debtors.

The foregoing description of the Plan and Confirmation Order is a summary and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Plan and Confirmation Order. A copy of the Confirmation Order (to which the Plan is attached as Exhibit A) is attached hereto as Exhibit 99.1, and is incorporated herein by reference.
As of April 14, 2020, the Company had 13,750,691 shares of common stock issued and outstanding and no shares of common stock are reserved for future issuance in respect of claims and interests filed and allowed under the Plan. On the effective date of the Plan, the Reorganized Company will issue new shares of common stock to holders of Allowed Class 3 Secured Prepetition Credit Agreement Claims, which will represent 100% of the equity in the Reorganized Company. Pursuant to the Plan, as of the effective date, the common stock of the Reorganized Company will not be registered under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, listed on a national securities exchange, or quoted in the over-the-counter marketplace, and the Reorganized Company and the other Reorganized Debtors will not be required to, and will not, file reports or other information with the Securities and Exchange Commission.
Information as to the assets and liabilities of the Debtors as of the most recent practicable date was included in the Monthly Operating Report for the period beginning February 1, 2020 and ending February 29, 2020 (the “February Monthly Operating Report”), which was filed with the Court on March 30, 2020. The February Monthly Operating Report was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company or any of its subsidiaries. The February Monthly Operating Report is limited in scope, covers a limited time period and was prepared solely for the purpose of complying with the monthly reporting requirements of the Court. The February Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the February Monthly Operating Report is complete.

Item 7.01    Regulation FD Disclosure.
On March 30, 2020, the Debtors filed with the Court their February Monthly Operating Report. The balance sheet included in the February Monthly Operating Report is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The information contained in this Item 7.01 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Statements Regarding the Company's Securities

The Plan contemplates that upon the effective date of the Plan, existing equity interests in the Company will be canceled and that the holders thereof will neither receive nor retain any property on account thereof. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Statement Regarding the Monthly Operating Report
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the February Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The February Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Court. The February Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the February Monthly Operating Report is complete. The February Monthly Operating Report also contains information for a period which is shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the February Monthly Operating Report should not be viewed as indicative of future results.
Cautionary Statements Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements, which are based on our current expectations, estimates, and projections about the businesses and prospects of the Company and its subsidiaries (“we” or “us”), as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements discuss, among other matters, the effective date of the Plan. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Additional Information Regarding the Chapter 11 Case

Additional information about the Chapter 11 Case is available through the Company’s claims agent Kurtzman Carson Consultants LLC at www.kccllc.net/melinta. Information contained on, or that can be accessed through, such web site or the Court’s web site is not part of this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
99.1	Confirmation Order, dated April 11, 2020
99.2
Balance Sheet included in the February Monthly Operating Report for the Period of February 1, 2020 through February 29, 2020, as filed with the United States Bankruptcy Court for the District of Delaware on March 30, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Melinta Therapeutics, Inc..

By:	/s/ Peter J. Milligan
Peter J. Milligan
Chief Financial Officer

Dated: April 14, 2020